UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
  (Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE
INDEX TO EXHIBITS
EX-10.8.2 Amended and Restated Employment Agreement of John A. Burchett
EX-10.9.2 Amended and Restated Employment Agreement of Irman N. Tavares
EX-10.12.1 Retention Agreement of Harold F. McElraft
EX-10.12.2 Retention Agreement of James C. Strickler
EX-10.12.3 Retention Agreement of Suzette N. Berrios

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Effective July 1, 2002, the Company entered into Amended and Restated Employment Agreements (“Employment Agreements”) with each of its President and Chief Executive Officer, John Burchett, and its current Chief Operating Officer, Irma Tavares. The Employment Agreements had a five year term and automatically renewed for successive one-year terms thereafter, until the officer or the Company terminated the applicable Employment Agreement. The Employment Agreements were not terminated within the time frame specified, and, thus, automatically renewed for a one-year term which began July 1, 2007 and was scheduled to end, if not renewed, by July 1, 2008.
The Company and each of Mr. Burchett and Ms. Tavares have, on November 27, 2007, entered into new revised Amended and Restated Employment Agreements (“Revised Agreements”) which provide for, among other things, a three-year extension of the term of the Employment Agreements from the effective date of July 1, 2007, but also eliminate the automatic renewal provisions. Thus, the Employment Agreements, as amended by the Revised Agreements, now expire July 1, 2010. If the Revised Agreements are not renewed or replaced beyond July 1, 2010, the Revised Agreements provide for, each of the executives to receive, subject to certain conditions, payment equal to one (1) years base salary.
Additionally, the Revised Agreements provide for a retention bonus of $300,000 to be paid to Mr. Burchett and a retention bonus of $200,000 to be paid to Ms. Tavares at the earliest of (i) August 29, 2008 or (ii) upon the occurrence of certain specified termination events, including termination by the Company without good cause and termination by the Company following a change in control. The Revised Agreements also make several substantial technical corrections to the Employment Agreements in order to make the Revised Agreements compliant with Section 409A of the Internal Revenue Code.
A copy of Mr. Burchett’s Revised Agreement is attached hereto and filed herewith as Exhibit 10.8.2 and a copy of Ms. Tavares’ Revised Agreement is attached hereto and filed herewith as Exhibit 10.9.2.
The Company has also, on November 27, 2007, entered into retention agreements (the “Retention Agreements”) with its Chief Financial Officer, Harold McElraft, its Managing Director and Portfolio Manager, James Strickler, and its Vice President and General Counsel, Suzette Berrios. Each of the Retention Agreements provide for, among other things, a severance payment of six (6) months base salary upon the occurrence of certain specified events, including termination by the Company without good cause and termination by the Company following a change in control. The Retention Agreements also provide, at the employee’s election, for the payment of a $25,000 cash retention bonus or a retention option grant of 30,000 options, which cash payment shall be made, or which options vest at the earliest of (i) August 29, 2008 or (ii) upon the occurrence of certain specified termination events, including termination by the Company without good cause and termination by the Company following a change in control.
A copy of Mr. McElraft’s Retention Agreement is attached hereto and filed herewith as Exhibit 10.12.1, a copy of Mr. Strickler’s Retention Agreement is attached hereto and filed herewith as Exhibit 10.12.2, and a copy of Ms. Berrios’ Retention Agreement is attached hereto ad filed herewith as Exhibit 10.12.3.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d). Exhibits

10.8.2	Amended and Restated Employment Agreement of John A. Burchett.

10.9.2	Amended and Restated Employment Agreement of Irma N. Tavares

10.12.1	Retention Agreement of Harold F. McElraft

10.12.2	Retention Agreement of James C. Strickler

10.12.3	Retention Agreement of Suzette N. Berrios
[signature on following page]

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: December 3, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

10.8.2	Amended and Restated Employment Agreement of John A. Burchett.

10.9.2	Amended and Restated Employment Agreement of Irma N. Tavares

10.12.1	Retention Agreement of Harold F. McElraft

10.12.2	Retention Agreement of James C. Strickler

10.12.3	Retention Agreement of Suzette N. Berrios